As filed with the Securities and Exchange Commission on November 24, 2014

Registration No. 333-181531

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BREITBURN ENERGY PARTNERS LP*

BREITBURN FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1311	74-3169953
Delaware	1311	27-0322548
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Suite 4800

Los Angeles, California 90071

(213) 225-5900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Gregory C. Brown

515 South Flower Street, Suite 4800

Los Angeles, California 90071

(213) 225-5900

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Shelley A. Barber

Vinson & Elkins L.L.P.

666 Fifth Avenue, 26th Floor

New York, New York 10103

(212) 237-0000

Approximate date of commencement of proposed sale to the public:

From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:    ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

*	Includes certain subsidiaries of Breitburn Energy Partners LP identified on the following page that may guarantee the Debt Securities and the 7.875% Senior Notes due 2022.

ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Breitburn GP LLC	Delaware	74-3169948
Breitburn Management Company LLC	Delaware	76-0822858
Breitburn Operating LP	Delaware	11-3785529
Breitburn Operating GP LLC	Delaware	11-3785525
Alamitos Company	California	33-0449156
Breitburn Florida LLC	Delaware	26-0267424
Breitburn Sawtelle LLC	Delaware	35-2417661
GTG Pipeline LLC	Virginia	26-2033760
Mercury Michigan Company, LLC	Michigan	26-2033380
Phoenix Production Company	Wyoming	83-0291427
Terra Energy Company LLC	Michigan	26-1389616
Terra Pipeline Company LLC	Michigan	26-2033146
Beaver Creek Pipeline, L.L.C.	Michigan	74-2927887
Breitburn Oklahoma LLC	Delaware	46-3094714
Breitburn Transpetco GP LLC	Delaware	20-2717222
Breitburn Transpetco LP LLC	Delaware	20-2717188
Transpetco Pipeline Company, L.P.	Delaware	72-1302620
QR Energy, LP	Delaware	90-0613069
QRE GP, LLC	Delaware	90-0612855
QRE Operating, LLC	Delaware	80-0659097
QRE Finance Corporation	Delaware	80-0814562

(1)	The address for the registrant guarantors is 515 South Flower Street, Suite 4800, Los Angeles, California 90071, and the telephone number for the registrant guarantors is (213) 225-5900. The Primary Industrial Classification Code for the registrant guarantors is 1311.

Explanatory Note

This Post-Effective Amendment No. 2 to Breitburn Energy Partners LP’s Registration Statement on Form S-3 (File No. 333-181531) is being filed to (i) add QRE Energy, LP, QRE GP LLC, QRE Operating, LLC and QRE Finance Corporation, each a 100% owned subsidiary of Breitburn Energy Partners LP, listed on the previous page under the caption “Additional Registrant Guarantors” as co-registrants to the Registration Statement to allow such Subsidiary Guarantors to guarantee the Debt Securities and the 7.875% Senior Notes due 2022 covered by the Registration Statement, (ii) add such guarantees of the Debt Securities and the 7.875% Senior Notes due 2022 to the Registration Statement and (iii) file or incorporate by reference the required exhibits to the Registration Statement. No changes or additions are being made hereby to the Prospectuses that form a part of the Registration Statement. Accordingly, the Prospectuses have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the amounts set forth below are estimates.

Expenses		Amount
Securities and Exchange Commission registration fee	$	*
FINRA filing fee		**
Legal fees and expenses		**
Accounting fees and expenses		**
Printing expenses		**
Listing expenses		**
Fees and expenses of the Trustee		**
Miscellaneous		**
TOTAL	$	**

*	The registrant is deferring payment on the registration fee in reliance on Rule 456(b) and Rule 457(r).
**	These fees are calculated based on the number of issuances and amount of securities afforded and cannot be estimated at this time.

Item  15. Indemnification of Directors and Officers.

Breitburn Energy Partners LP

The section of the prospectus entitled “The Partnership Agreement — Indemnification” is incorporated herein by this reference. Subject to any terms, conditions, or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

Breitburn Finance Corporation

Section 145 of the General Corporation Law of the State of Delaware, among other things, empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of any such threatened, pending, or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

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Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145. Also, the bylaws of Breitburn Finance Corporation provide for the indemnification of directors and officers of and such directors and officers who serve at the request of the company as directors, officers, employees, or agents of any other enterprise against certain liabilities under certain circumstances.

Breitburn Operating GP LLC

The limited liability company agreement of Breitburn Operating GP LLC provides that it will indemnify its member or officers to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim, cost, or expense incurred by or asserted against its member or officers (including, without limitation, reasonable attorneys’ fees and disbursements incurred in the defense thereof) arising out of any act or omission of any of its member or officers in connection with the company, unless such act or omission constitutes bad faith, gross negligence, or willful misconduct on the part of its member or officers. This indemnification would under certain circumstances include indemnification for liabilities under the Securities Act. Any indemnification under these provisions will only be out of the assets of the company.

Breitburn Operating LP

Subject to any terms, conditions, or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

Item  16. Exhibits.

Exhibit Number	Description
1.1****	Form of Underwriting Agreement.
3.1*	Certificate of Limited Partnership of Breitburn Energy Partners LP (incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to Form S-1 (File No. 333-134049) filed on July 13, 2006).
3.2*	Second Amended and Restated Agreement of Limited Partnership of Breitburn Energy Partners LP(incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on May 21, 2014).
3.3*	Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of Breitburn Energy Partners LP dated July 1, 2014 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-33055) filed on July 2, 2014).
3.4*	Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of April 5, 2010 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-33055) filed on April 9, 2010).
3.5*	Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of December 30, 2010 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on January 6, 2011).
3.6*	Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of July 1, 2014 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on July 2, 2014).
3.7*	Certificate of Incorporation of Breitburn Finance Corporation (incorporated herein by reference to Exhibit 3.10 to Form S-4 (File No. 333-171773-01) filed on January 19, 2011).
3.8*	Bylaws of Breitburn Finance Corporation (incorporated herein by reference to Exhibit 3.11 to Form S-4 (File No. 333-171773-01) filed on January 19, 2011).

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Exhibit Number	Description
4.1*	Indenture, dated as of October 6, 2010 (the “2010 Indenture”), by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. National Bank Association (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-33055) filed on October 7, 2010).
4.2*	Indenture, dated as of January 13, 2012 (the “2012 Indenture”), by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. National Bank Association (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-33055) filed on January 13, 2012).
4.3*	Registration Rights Agreement, dated as of January 13, 2012, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and Wells Fargo Securities, LLC, as representative of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 001-33055) filed on January 13, 2012).
4.4***	Form of Senior Indenture.
4.5***	Form of Subordinated Indenture.
4.6*	First Supplemental Indenture, dated as of August 8, 2013, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2010 Indenture (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 001-33055) filed on November 22, 2013).
4.7*	First Supplemental Indenture, dated as of August 8, 2013, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2012 Indenture (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 001-33055) filed on November 22, 2013).
4.8**	Second Supplemental Indenture, dated as of November 24, 2014, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2010 Indenture.
4.9**	Second Supplemental Indenture, dated as of November 24, 2014, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2012 Indenture.
5.1***	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
5.2**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1***	Opinion of Vinson & Elkins L.L.P. as to tax matters.
12.1*	Computation of ratio of earnings to fixed charges (incorporated herein by reference to Exhibit 12.1 to the Current Report on Form 8-K (File No. 001-33055) filed on October 6, 2014).
15.1**	Letter of Deloitte & Touche LLP re: Unaudited Interim Financial Information.
23.1**	Consent of PricewaterhouseCoopers LLP (Breitburn Energy Partners LP).
23.2**	Consent of PricewaterhouseCoopers LLP (QR Energy, LP).
23.3**	Consent of Deloitte & Touche LLP.
23.4**	Consent of Johnson Miller & Co., CPA’s PC. (CrownRock L.P.).
23.5**	Consent of Johnson Miller & Co., CPA’s PC. (Lynden USA Inc.).
23.6**	Consent of Netherland, Sewell & Associates, Inc. (QR Energy, LP).
23.7**	Consent of Miller and Lents.
23.8**	Consent of Netherland, Sewell & Associates, Inc. (Breitburn Energy Partners LP).
23.9**	Consent of Schlumberger Data & Consulting, Inc.

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Exhibit Number	Description
23.10**	Consent of Cawley, Gillespie & Associates, Inc.
23.11**	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1, 5.2 and 8.1).
24.1***	Powers of Attorney (included on the signature pages to this registration statement).
25.1+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture.
25.2+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture.
25.3**	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the 2010 Indenture.
25.4***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the 2012 Indenture.

*	Incorporated by reference, as indicated.
**	Filed herewith.
***	Previously filed.
****	To be filed as an Exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.
+	To be filed later in accordance with subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended.

Item 17. Undertakings.

Each undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(b)	To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c)	To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement;

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(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(a)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

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Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, such registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of any registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Breitburn Energy Partners LP hereby undertakes to file an application for the purpose of determining the eligibility of the trustee under each of the indentures to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on November 24, 2014.

BREITBURN ENERGY PARTNERS LP

By:	BREITBURN GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN FINANCE CORPORATION

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN GP LLC

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN OPERATING GP LLC

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN OPERATING LP

By:	BREITBURN OPERATING GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN MANAGEMENT COMPANY LLC

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

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BREITBURN FLORIDA LLC

By:	BREITBURN OPERATING LP,
its sole member

By:	BREITBURN OPERATING GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

BREITBURN SAWTELLE LLC

By:	/s/ Bruce D. McFarland
Bruce D. McFarland
Secretary

GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC
BEAVER CREEK PIPELINE, L.L.C.

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

ALAMITOS COMPANY

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

PHOENIX PRODUCTION COMPANY

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

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Breitburn Oklahoma LLC,
a Delaware limited liability company

By:	Breitburn Operating LP,
its sole member

By:	Breitburn Operating GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

Breitburn Transpetco GP LLC,
a Delaware limited liability company

By:	Breitburn Operating LP,
its sole member

By:	Breitburn Operating GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

Breitburn Transpetco LP LLC,
a Delaware limited liability company

By:	Breitburn Operating LP,
its sole member

By:	Breitburn Operating GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

TRANSPETCO PIPELINE COMPANY, L.P.,
a Delaware limited partnership

By:	BREITBURN OPERATING LP, on behalf of
itself and as the sole member of Breitburn
Transpecto GP LLC, each a general partner

By:	Breitburn Operating GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

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QR Energy, LP
a Delaware limited partnership

By:	QRE GP LLC,
Its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

QRE GP LLC,
a Delaware limited partnership

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

QRE Operating LLC,
a Delaware limited partnership

By:	QR Energy, LP,
its sole member

By:	QRE GP LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

By:	QRE Finance Corporation,
a Delaware corporation

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

BREITBURN GP LLC, on behalf of itself and as the general partner of BREITBURN ENERGY PARTNERS LP, on behalf of itself and as the sole member of BREITBURN MANAGEMENT company llc and as the sole member of BREITBURN OPERATING GP LLC, on behalf of itself and as the general partner of BREITBURN OPERATING LP, on behalf of itself and as the sole member of each of BREITBURN FLORIDA LLC, BREITBURN OKLAHOMA LLC, BREITBURN TRANSPETCO GP LLC, BREITBURN TRANSPETCO LP LLC and TRANSPETCO PIPELINE COMPANY, L.P, and as the manager of QRE GP, LLC, on behalf of itself and as the general partner of QR Energy, LP, on behalf of itself and as the sole member of QRE Operating, LLC.

Signatures	Title	Date

* Halbert S. Washburn	Chief Executive Officer and Director (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

* Randall H. Breitenbach	Vice Chairman of the Board of Directors	November 24, 2014

* John R. Butler, Jr.	Chairman of the Board of Directors	November 24, 2014

* David B. Kilpatrick	Director	November 24, 2014

* Gregory J. Moroney	Director	November 24, 2014

* Charles S. Weiss	Director	November 24, 2014

* Donald D. Wolf	Director	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

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BREITBURN OPERATING GP LLC, as the general partner of BREITBURN OPERATING LP, as the sole member of BREITBURN SAWTELLE LLC.

Signatures	Title	Date

/s/ James G. Jackson James G. Jackson	Executive Vice President and Chief Financial Officer of Breitburn Operating GP LLC	November 24, 2014
* W. Jackson Washburn	President (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

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BREITBURN FINANCE CORPORATION

Signatures	Title	Date

* Halbert S. Washburn	Chief Executive Officer and Director (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer and Director (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

GTG PIPELINE LLC, MERCURY MICHIGAN COMPANY, LLC, TERRA ENERGY COMPANY LLC, and TERRA PIPELINE COMPANY LLC

Signatures	Title	Date

* Halbert S. Washburn	Chief Executive Officer and Manager (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer and Manager (Principal Financial Officer and Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

BEAVER CREEK PIPELINE, L.L.C.

Signatures	Title	Date

* Halbert S. Washburn	Chief Executive Officer and Manager (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer and Manager (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

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ALAMITOS COMPANY

Signatures	Title	Date

* Halbert S. Washburn	President and Director (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer and Director (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

PHOENIX PRODUCTION COMPANY

Signatures	Title	Date

* Halbert S. Washburn	President and Sole Director (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

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QRE FINANCE CORPORATION

Signatures	Title	Date

* Halbert S. Washburn	Chief Executive Officer and Director (Principal Executive Officer)	November 24, 2014

/s/ James G. Jackson James G. Jackson	Chief Financial Officer and Director (Principal Financial Officer)	November 24, 2014

* Lawrence C. Smith	Controller (Principal Accounting Officer)	November 24, 2014

By:	/s/ James G. Jackson
James G. Jackson
Attorney-in-fact

II-15

INDEX TO EXHIBITS

Exhibit Number	Description
1.1****	Form of Underwriting Agreement.
3.1*	Certificate of Limited Partnership of Breitburn Energy Partners LP (incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to Form S-1 (File No. 333-134049) filed on July 13, 2006).
3.2*	Second Amended and Restated Agreement of Limited Partnership of Breitburn Energy Partners LP(incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on May 21, 2014).
3.3*	Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of Breitburn Energy Partners LP dated July 1, 2014 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-33055) filed on July 2, 2014).
3.4*	Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of April 5, 2010 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-33055) filed on April 9, 2010).
3.5*	Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of December 30, 2010 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on January 6, 2011).
3.6*	Amendment No. 2 to the Fourth Amended and Restated Limited Liability Company Agreement of Breitburn GP LLC dated as of July 1, 2014 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-33055) filed on July 2, 2014).
3.7*	Certificate of Incorporation of Breitburn Finance Corporation (incorporated herein by reference to Exhibit 3.10 to Form S-4 (File No. 333-171773-01) filed on January 19, 2011).
3.8*	Bylaws of Breitburn Finance Corporation (incorporated herein by reference to Exhibit 3.11 to Form S-4 (File No. 333-171773-01) filed on January 19, 2011).
4.1*	Indenture, dated as of October 6, 2010 (the “2010 Indenture”), by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. National Bank Association (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-33055) filed on October 7, 2010).
4.2*	Indenture, dated as of January 13, 2012 (the “2012 Indenture”), by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. National Bank Association (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 001-33055) filed on January 13, 2012).
4.3*	Registration Rights Agreement, dated as of January 13, 2012, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and Wells Fargo Securities, LLC, as representative of the Initial Purchasers named therein (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 001-33055) filed on January 13, 2012).
4.4***	Form of Senior Indenture.
4.5***	Form of Subordinated Indenture.
4.6*	First Supplemental Indenture, dated as of August 8, 2013, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2010 Indenture (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K (File No. 001-33055) filed on November 22, 2013).

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Exhibit Number	Description
4.7*	First Supplemental Indenture, dated as of August 8, 2013, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2012 Indenture (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 001-33055) filed on November 22, 2013).
4.8**	Second Supplemental Indenture, dated as of November 24, 2014, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2010 Indenture.
4.9**	Second Supplemental Indenture, dated as of November 24, 2014, by and among Breitburn Energy Partners LP, Breitburn Finance Corporation, the Guarantors named therein and U.S. Bank National Association, to the 2012 Indenture.
5.1***	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
5.2**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1***	Opinion of Vinson & Elkins L.L.P. as to tax matters.
12.1*	Computation of ratio of earnings to fixed charges (incorporated herein by reference to Exhibit 12.1 to the Current Report on Form 8-K (File No. 001-33055) filed on October 6, 2014).
15.1**	Letter of Deloitte & Touche LLP re: Unaudited Interim Financial Information.
23.1**	Consent of PricewaterhouseCoopers LLP (Breitburn Energy Partners LP).
23.2**	Consent of PricewaterhouseCoopers LLP (QR Energy, LP).
23.3**	Consent of Deloitte & Touche LLP.
23.4**	Consent of Johnson Miller & Co., CPA’s PC. (CrownRock L.P.).
23.5**	Consent of Johnson Miller & Co., CPA’s PC. (Lynden USA Inc.).
23.6**	Consent of Netherland, Sewell & Associates, Inc. (QR Energy, LP).
23.7**	Consent of Miller and Lents.
23.8**	Consent of Netherland, Sewell & Associates, Inc. (Breitburn Energy Partners LP).
23.9**	Consent of Schlumberger Data & Consulting, Inc.
23.10**	Consent of Cawley, Gillespie & Associates, Inc.
23.11**	Consent of Vinson & Elkins L.L.P. (contained in Exhibits 5.1, 5.2 and 8.1).
24.1***	Powers of Attorney (included on the signature pages to this registration statement).
25.1+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Senior Indenture.
25.2+	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Indenture.
25.3**	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the 2010 Indenture.
25.4***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the 2012 Indenture.

*	Incorporated by reference, as indicated.
**	Filed herewith.
***	Previously filed.
****	To be filed as an Exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.
+	To be filed later in accordance with subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended.

II-17